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
                                         INCORPORATED UNDER THE LAWS OF
                                              THE STATE OF DELAWARE

            COMMON STOCK                                                      COMMON STOCK

               NUMBER                                                            SHARES
                C                                   [LOGO]
                                                                             SEE REVERSE FOR
    THIS CERTIFICATE IS TRANSFERABLE          RACKSPACE.COM, INC.          CERTAIN DEFINITIONS
IN NEW YORK, NY AND RIDGEFIELD PARK, NJ                                     CUSIP 750086 10 0

THIS CERTIFIES THAT



is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

                                  RACKSPACE.COM, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereof, copies of which are on file with the Transfer Agent, to all of which the holder by the acceptance hereof assents.
        This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:                         Rackspace.com, Inc.      Countersigned and Registered:
                                            CORPORATE              ChaseMellon Shareholder Services, L.L.C.
                                               SEAL                                             Transfer Agent
        PRESIDENT           SECRETARY       Delaware                                             and Registrar
                                                                By
                                                                                          Authorized Signature
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                             Rackspace.com, Inc.

        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
TEN COM-as tenants in common           UNIF GIFT MIN ACT-......................Custodian.................
                                                               (Cust)                      (Minor)
TEN ENT-as tenants by the entireties                       under Uniform Gifts to Minors
JT TEN-as joint tenants with right of                    Act.............................................
       survivorship and not as tenants                                    (State)
       in common                       UNIF TRF MIN ACT-.......................Custodian (until age......)
                                                               (Cust)
                                                         .....................under Uniform Transfers
                                                               (Minor)
                                                         to Minors Act...................................
                                                                                 (State)

       Additional abbreviations may also be used though not in the above list.

        For Value Received, __________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________
         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE.

_____________________________________________________________________________________________________

_______________________________________________________________________________________________Shares
of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________________________________________________________________________

_____________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________________


                                             X__________________________________
                                                         (SIGNATURE)
                       NOTICE:

             THE SIGNATURE(S) TO THIS
             ASSIGNMENT MUST CORRESPOND
             WITH THE NAME(S) AS WRITTEN  -->
             UPON THE FACE OF THE
             CERTIFICATE IN EVERY
             PARTICULAR WITHOUT
             ALTERATION OR ENLARGEMENT       X__________________________________
             OR ANY CHANGE WHATEVER.                     (SIGNATURE)

                                             __________________________________________
                                             THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                             ELIGIBLE GUARANTOR INSTITUTION (BANK),
                                             STOCKBROKERS, SAVINGS AND LOAN
                                             ASSOCIATIONS AND CREDIT UNIONS WITH
                                             MEMBERSHIP IN AN APPROVED SIGNATURE
                                             GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                             S.E.C. RULE 17Ad-16.
                                             __________________________________________
                                             SIGNATURE(S) GUARANTEED BY:


                                             __________________________________________
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